WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
(in millions)

	Q1		Q4

	March 31,	March 30,	December 31,
	2009	2008	2008
Net sales and revenues:
Forest Products	$1,103	$1,671	$1,423
Real Estate	172	371	354
Total net sales and revenues	1,275	2,042	1,777

Costs and expenses:
Forest Products:
Costs of products sold	978	1,399	1,210
Depreciation, depletion and amortization	122	145	139
Selling expenses	43	59	54
General and administrative expenses	96	148	77
Research and development expenses	13	17	15
Charges for restructuring and closures	82	33	23
Charges for goodwill and other asset impairments	18	31	872
Other operating costs, net	6	39	20
	1,358	1,871	2,410
Real Estate:
Costs and operating expenses	151	323	447
Depreciation and amortization	4	4	4
Selling expenses	22	36	34
General and administrative expenses	28	29	24
Impairment of long-lived assets and other related charges	42	37	428
	247	429	937
Total costs and expenses	1,605	2,300	3,347

Operating loss	(330)	(258)	(1,570)

Interest expense and other:
Forest Products:
Interest expense incurred	(108)	(132)	(122)
Less: interest capitalized	2	24	3
Gain on early extinguishment of debt	-	-	33
Interest income and other	14	13	19
Gain on Uruguay restructuring	-	-	149
Equity in income (loss) of affiliates	3	(5)	7
Real Estate:
Interest expense incurred	(7)	(12)	(10)
Less: interest capitalized	7	12	10
Interest income and other	1	1	(4)
Equity in income of unconsolidated entities	2	-	6
Investment impairments and other related charges	(26)	(23)	(43)
Loss from continuing operations before income taxes	(442)	(380)	(1,522)
Income taxes	176	139	326
Loss from continuing operations	(266)	(241)	(1,196)

Earnings (loss) from discontinued operations, net of taxes (1)	-	87	(11)
Net loss	(266)	(154)	(1,207)
Less: (income) loss attributable to noncontrolling interests	2	6	(5)
Net loss attributable to Weyerhaeuser	$(264)	$(148)	$(1,212)

Basic and diluted net earnings (loss) per share attributable to Weyerhaeuser common shareholders:
Continuing operations	$(1.25)	$(1.11)	$(5.68)
Discontinued operations	-	0.41	(0.05)
Net loss per share	$(1.25)	$(0.70)	$(5.73)

Dividends paid per share	$0.25	$0.60	$0.60

Weighted average shares outstanding (in thousands):
Basic	211,298	211,195	211,289
Diluted	211,298	211,195	211,289
Common shares outstanding at end of period (in thousands)	211,355	211,243	211,289

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions)

(1)	Discontinued operations for 2008 include the net operating results of our Containerboard, Packaging and Recycling business and Australian operations.

Results of discontinued operations exclude certain general corporate overhead costs that have been allocated to and are included in contribution to earnings for the operating segments.  Discontinued operations include an allocation of net pension and postretirement income or expense.

Summary results of discontinued operations:	Q1		Q4
	Q1 2009	Q1 2008	Q4 2008
Net sales	$-	$1,351	$-

Net earnings from operations (after-tax)	$-	$87	$3
Net loss on divestitures and sales (after-tax)	$-	$-	$(14)
Net earnings (loss) from discontinued operations	$-	$87	$(11)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
NET SALES AND REVENUES: (in millions)

	Q1		Q4
	March 31,	March 30,	Dec. 31,
	2009	2008	2008
Timberlands:
Logs:
West	$82	$115	$129
South	33	15	37
Canada	2	13	4
Total Logs	117	143	170
Timberlands exchanges	4	18	7
Higher and better use land sales (1)	1	7	2
Minerals, oil and gas	14	12	19
Pay as cut timber sales	7	5	10
Products from international operations (2)	7	3	13
Other products	7	9	3
	157	197	224
Wood Products:
Softwood lumber	222	361	286
Engineered solid section	55	105	74
Engineered I-Joists	33	73	46
Oriented strand board	55	105	88
Plywood	24	57	38
Hardwood lumber	51	80	59
Other products produced	43	49	62
Other products purchased for resale	59	136	72
	542	966	725
Cellulose Fibers:
Pulp	281	345	311
Liquid packaging board	66	67	76
Other products	17	33	26
	364	445	413
Real Estate:
Single family housing	162	337	308
Land development	9	24	45
Other	1	10	1
	172	371	354

Corporate and Other	40	117	61

Containerboard, Packaging and Recycling	-	1,297	-

Less: sales of discontinued operations	-	(1,351)	-

	$1,275	$2,042	$1,777

(1) Higher and better use timberland is sold through Forest Products subsidiaries
(2) Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS SELECTED INFORMATION (unaudited) (in millions)

	Q1		Q4
	March 31,	March 30,	Dec. 31,
	2009	2008	2008

Net cash from operations	$(436)	$(282)	$(1,191)
Cash paid for property and equipment (1)	$(53)	$(98)	$(91)
Cash paid for timberlands reforestation (1)	$(15)	$(16)	$(17)
Cash received from issuances of debt	$-	$-	$-
Revolving credit facilities, notes and commercial paper borrowings, net	$-	$573	$8
Payments on debt	$(1)	$(4)	$(773)
Proceeds from the sale of operations	$-	$21	$13
Cash paid for dividends	$(53)	$(127)	$(127)
Repurchases of common stock	$(2)	$-	$-
Loan to pension trust	$(85)	$-	$(200)

(1) Capital spending is for Forest Products only and excludes Real Estate.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
NET CONTRIBUTION TO PRE-TAX EARNINGS:
(in millions)

	Q1		Q4
	March 31,	March 30,	Dec. 31,
	2009	2008	2008
Timberlands	$40	$112	$62
Wood Products	(266)	(277)	(960)
Cellulose Fibers	31	56	(29)
Real Estate	(96)	(74)	(630)
Corporate and Other	(43)	(41)	119
Containerboard, Packaging and Recycling	-	89	-
	$(334)	$(135)	$(1,438)

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS
(includes costs incurred within the company's discontinued operations)
(in millions)

Wood Products includes:
	Q1 2009	Q1 2008	Q4 2008
Closures and restructuring charges	$(63)	$(32)	$(9)
Goodwill impairments	(3)	(3)	(733)
Other asset impairments	(5)	(21)	(19)
Reserve for litigation	(19)	(18)	-
	$(90)	$(74)	$(761)

Cellulose Fibers includes:
	Q1 2009	Q1 2008	Q4 2008
Closures and restructuring charges	$(1)	$-	$-
Goodwill impairments	-	-	(94)
Other asset impairments	-	-	-
	$(1)	$-	$(94)

Real Estate includes:
	Q1 2009	Q1 2008	Q4 2008
Closures and restructuring charges	$(4)	$-	$(10)
Impairment of assets and other related charges	(68)	(55)	(474)
Net gain (loss) on land and lot sales	6	(2)	(130)
	$(66)	$(57)	$(614)

Corporate and Other includes:
	Q1 2009	Q1 2008	Q4 2008
Closures and restructuring charges	$(18)	$-	$(14)
Other asset impairments	(10)	(5)	(22)
Environmental reserve adjustment	-	(17)	-
Gain on Uruguay restructure	-	-	149
Share-based compensation	(3)	(15)	2
Net foreign exchange losses	(5)	(11)	(25)
Pension and post retirement credits (1)	24	32	69
	$(12)	$(16)	$159

(1) Excludes pension and post retirement charges included in restructuring and closures

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
THIRD PARTY SALES VOLUMES: (in millions)

	Q1		Q4
	March 31,	March 30,	Dec. 31,
	2009	2008	2008
Timberlands (thousands):
Logs - cubic meters:
West	1,090	1,477	1,567
South	769	393	861
Canada	64	339	97
International	77	85	147

Wood Products (millions):
Softwood lumber - board feet	890	1,257	1,016
Engineered solid section - cubic feet	3	6	5
Engineered I-Joists - lineal feet	26	56	38
Oriented strand board - square feet (3/8")	347	671	535
Plywood - square feet (3/8")	67	154	116
Hardwood lumber - board feet	58	87	66

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	409	442	393
Liquid packaging board - tons	64	71	76

Real Estate:
Single-family homes sold	455	926	334
Single-family homes closed	429	844	755
Single-family homes sold but not closed at end of period	607	1,306	581

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
TOTAL PRODUCTION VOLUMES:
	Q1		Q4
	March 31,	March 30,	Dec. 31,
	2009	2008	2008
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,653	2,678	2,214
South	2,380	3,245	2,858

Wood Products (millions):
Softwood lumber - board feet	861	1,187	977
Engineered solid section - cubic feet	2	6	4
Engineered I-Joists - lineal feet	20	58	39
Oriented strand board - square feet (3/8")	335	697	516
Plywood - square feet (3/8")	28	74	75
Hardwood lumber - board feet	55	71	51

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	415	455	436
Liquid packaging board - tons	65	64	81

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	March 31,	Dec. 31,
Assets	2009	2008

Forest Products
Current assets:
Cash and cash equivalents	$1,653	$2,288
Short-term investments	92	138
Receivables, less allowances	384	429
Receivables for taxes	273	73
Recievable from pension trust	285	200
Inventories	708	745
Prepaid expenses	98	101
Deferred tax assets	150	159
Total current assets	3,643	4,133
Property and equipment, net	3,783	3,869
Construction in progress	95	104
Timber and timberlands at cost, less fee stumpage charged to disposals	4,201	4,205
Investments in and advances to equity affiliates	205	202
Goodwill	40	43
Deferred pension and other assets	620	608
Restricted assets held by special purpose entities	914	916
	13,501	14,080
Real Estate
Cash and cash equivalents	3	6
Receivables, less allowances	51	74
Real estate in process of development and for sale	695	751
Land being processed for development	1,156	1,121
Investments in unconsolidated entities, less reserves	21	30
Deferred tax assets	439	438
Other assets	183	195
Consolidated assets not owned	32	40
	2,580	2,655
Total assets	$16,081	$16,735

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1
Current maturities of long-term debt	406	407
Accounts payable	285	381
Accrued liabilities	825	1,023
Total current liabilities	1,517	1,812
Long-term debt	5,153	5,153
Deferred income taxes	1,803	1,805
Deferred pension, other postretirement benefits and other liabilities	1,493	1,528
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	764
	10,729	11,062
Real Estate
Long-term debt	456	456
Other liabilities	317	353
Consolidated liabilities not owned	35	35
	808	844

Total liabilities	11,537	11,906

Shareholders' Equity
Equity	4,544	4,829
Total liabilities and shareholders' equity	$16,081	$16,735

PRELIMINARY RESULTS - SUBJECT TO AUDIT